King George State Bank, Inc.
                                 Balance Sheet

                         June 30, 1996
                          (Unaudited)

                                                                                     1996
                                                                                  (in thousands)
 Assets

      Cash and due from banks                                                      $     1,585
      Interest-bearing deposits in other banks                                               2
      Federal funds sold                                                                 3,785
      Securities                                                                         9,737

      Loans, net of unearned income                                                     32,837
      Less allowance for loan  losses (note 2)                                             324
                                                                                  -----------------
          Net loans                                                                     32,513
      Premises and equpiment, net                                                          615
      Other assets                                                                       1,322
                                                                                  -----------------

             Total assets                                                          $    49,559
                                                                                  ============

 Liabilities

      Deposits

          Non-interest-bearing demand deposits                                     $     5,896
          Interest-bearing deposits                                                     37,917
                                                                                  ---------------
             Total deposits                                                             43,813
      Short-term borrowings                                                                 -
      Long-term borrowings                                                                  -
      Other liabilities                                                                    945
                                                                                  -----------------

             Total liabilities                                                          44,758
                                                                                   ----------------
 Stockholders' equity

      Common stock, $6 par value                                                           300
      Surplus                                                                              300
      Retained earnings                                                                  4,244
      Unrealized gains on securities available for sale, net of taxes                      (43)
                                                                                  -------------------

             Total stockholders' equity                                                  4,801
                                                                                  ---------------
             Total liabilities and stockholders' equity                            $    49,559
                                                                                    ============

 See Notes to Interim Financial Information




                              King George State Bank, Inc.
                                   Statement of Income

                        For the Six Months June 30, 1996 and 1995
                                       (Unaudited)


                                                                                           1996        1995
                                                                                             (in thousands)

 Interest income:

     Interest and fees on loans                                                             $1,541      $1,451
     Interest on securities                                                                    259         309
     Federal funds sold                                                                         53           7
                                                                                         ----------------------------

              Total interest income                                                          1,853       1,767

 Interest expense:

      Interest on deposits                                                                     817         761
     Interest on other borrowings                                                               -           14
                                                                                         ----------------------------
             Total interest expense                                                            817         775
                                                                                         ----------------------------
               Net interest income                                                           1,036         992

 Provision for loan losses (note 2)                                                             90         178
                                                                                         ----------------------------
              Net interest income after provision
                  for loan losses                                                              946         814
                                                                                         ----------------------------
 Other income:

     Service fees                                                                               58          71
      Losses on sales of securities available for sale                                           -          (8)
     Nontaxable life insurance proceeds                                                        262           -
     Other operating income                                                                     28          26
                                                                                         ----------------------------
              Total other income                                                               348          89
                                                                                         ----------------------------

 Other expenses:
Salaries and employee benefits                                                                 273         282
     Occupancy expenses                                                                         80         118
     FDIC assessments                                                                            1          54
     Other operating expenses                                                                  230         128
                                                                                         ----------------------------
              Total other expenses                                                             584         582
                                                                                         ----------------------------

 Income before income taxes                                                                    710         321
 Income tax expense                                                                            132          80
                                                                                         ----------------------------

              Net income                                                                  $    578         241
                                                                                         ============================

See Notes to Interim Financial Information

                         King George State Bank
              Statements of Changes in Stockholders' Equity

                 Six Months Ended June 30, 1996 and 1995


                                              Capital                  Retained
                                               Stock      Surplus      Earnings        Total
                                                               (in thousands)
Balance, December 31, 1994                     $    300    $    300     $    3,393    $    3,993

      Dividends                                       -           -           (115)         (115)

      Net income                                      -           -            241           241
                                            -----------------------------------------------------

Balance, June 30, 1995                         $    300    $    300     $    3,519    $    4,119
                                               =========   =========    ===========   ==========


Balance, December 31, 1995                         $300        $300         $3,790     $  4,390

      Dividends                                       -           -           (124)        (124)

      Net income                                      -           -            578          578

      Unrealized losses on securities

          available for sale                          -           -         (43)           (43)
                                            -----------------------------------------------------

Balance, June 30, 1996                          $    300    $    300     $    4,201    $  4,801
                                               =========   =========    ===========   ==========



                          King George State Bank, Inc.
                      Statements of Cash Flows (Unaudited)
                    Six Months Ended June 30, 1996 and 1995
                             (Dollars in thousands)

Operating activities:                                              1996            1995
  Net Income                                                       $578            $241
  Adjustments to reconcile net income
  to net cash and cash equivalents
  provided by operating activities:
   Depreciation of bank premises and equipment                       75              57
   Provision of loan losses                                          90             178
   Losses on sales of securities available for sale                   0               8
   (Increase) decrease in other assets                              108             (54)
   Decrease (increase) in other liabilities                          78              29

       Net cash and cash equivalents provided
       by operating activities                                      929             459

Investing activities:
  Net decrease (increase) in securities                            (337)          2,509
  Net (increase) decrease in loans                                   94           1,838
  Acquisititon of bank premises and equipment                       (11)            (30)

       Net cash and cash equivalents (used in)
       provided by investing activities                            (254)            641

Financing activities:
  Net increase in deposits                                        2,410            (462)
  Cash dividends paid                                              (118)           (115)

       Net cahs and cans equivalents proided by
       (used in) financing activities                             2,292            (577)

Increase in cash and cash equivalents                             2,967             523
Cash ad cash equivalents at begnning of period                    2,405           1,214

Cash and cash equivalents at end of period                       $5,372          $1,737





See acompanying notes to interim financial statements.

